76209







                               SECURITIES AND EXCHANGE COMMISSION
                                     Washington, D.C. 20549




                                            FORM 8-K

                      Current Report Pursuant to Section 13 or 15(d) of the
                                 Securities Exchange Act of 1934





          Date of Report (Date of earliest event reported):  October 30, 1995



                             AMALGAMATED AUTOMOTIVE INDUSTRIES, INC.
                     (Exact name of registrant as specified in its charter)



PENNSYLVANIA                     1-6886 & 2-37589          23-1716951
(State or other                   (Commission           (I.R.S. Employer
jurisdiction                       File Numbers)         Identification No.)
of incorporation)



          1731 South 19th Street, Harrisburg, PA                   17104
         (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code:  (717) 939-7893



                                                     N/A
          Former name or former address, if changed since last report)

ITEM 3 - Bankruptcy or Receivership.

         (a) Amalgamated Automotive Industries, Inc. ("Amalgamated") filed for relief under Chapter 11 of the United States Bankruptcy
Code on October 30, 1995 by filing a Petition in the United States Bankruptcy Court for the Middle District of Pennsylvania in
Harrisburg, Pennsylvania. Under the Petition, Amalgamated will act as debtor-in-possession and continue the operations of Amalgamated in the ordinary course of business, pending the filing of a plan of reorganization and subject to the supervision and orders of the United States Bankruptcy Court for the Middle District of
Pennsylvania. By operating as the debtor-in-possession under Chapter 11 of the U.S. Bankruptcy Code, the existing directors and officers of Amalgamated will continue the operations of Amalgamated subject to the supervision and orders of the United States
Bankruptcy Court.

ITEM 5 - Other Events.

         On November 2, 1995, Amalgamated entered into a Letter of Intent with Fisher Auto Parts, Inc. ("Fisher"), a wholesale auto parts distributor headquartered in Staunton, Virginia, pursuant to which Amalgamated would sell substantially all of its assets to Fisher for a cash purchase price. As set forth in the Letter of Intent, Fisher proposes to purchase Amalgamated's current inventory for a price equal to eighty (80%) percent of Amalgamated's net-net cost and to purchase Amalgamated's fixed assets for a price equal to ninety (90%) percent of the book value of the fixed assets. Fisher also proposes to purchase certain real property owned by Amalgamated for a price of $1,500,000. The asset sale is subject to negotiation and execution of a definitive asset sale agreement by and between Amalgamated and Fisher and further subject to approval by the United States Bankruptcy Court for the Middle District of Pennsylvania as a sale free and clear of liens.




ITEM 7 - Financial Statements and Exhibits.

         (c)     Exhibits.

                 2 Letter of Intent between Amalgamated and Fisher for sale of substantially all of the assets of Amalgamated.

                 99 Press Release of Amalgamated with regard to filing for relief under Chapter 11 of the United States Bankruptcy Code and Letter of Intent with Fisher.





















 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                                   AMALGAMATED AUTOMOTIVE INDUSTRIES,
                                   INC. (Registrant)



                                    /s/  Kurt J. Myers
                                         Kurt J. Myers
                                         President and CEO


Date:  November 3, 1995



































 EXHIBIT INDEX


Sequential Exhibit No.
Page No.

    2            Letter of Intent between Amalgamated and
                 Fisher for sale of substantially all of
                 the assets of Amalgamated.

    99 Press Release of Amalgamated with regard to filing for relief under Chapter 11 of the United States Bankruptcy Code and
                 Letter of Intent with Fisher.








































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